Exhibit 10.1(b)†^
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Seventh Amendment to the Amended and Restated Frontier Airlines, Inc.
Credit Card Affinity Agreement

THIS SEVENTH AMENDMENT ("Seventh Amendment") TO THE AMENDED AND RESTATED FRONTIER AIRLINES, INC. CREDIT CARD AFFINITY AGREEMENT is made and entered into as of June 24, 2026 ("Seventh Amendment Effective Date") by and between Barclays Bank Delaware ("Barclays"), and Frontier Airlines, Inc. ("Frontier").

RECITALS:
WHEREAS, Barclays and Frontier entered into the Amended and Restated Frontier Airlines, Inc. Credit Card Affinity Agreement as of September 15, 2020 ("Original Agreement");

WHEREAS, Barclays and Frontier entered into that First Amendment to the Original Agreement as of June 29, 2021 ("First Amendment"), that Second Amendment to the Original Agreement as of May 23, 2023 ("Second Amendment"), that Third Amendment to the Original Agreement as of September 6, 2024 ("Third Amendment"), that Fourth Amendment to the Original Agreement as of September 25, 2024 ("Fourth Amendment"), that Fifth Amendment to the Original Agreement as of December 23, 2025 ("Fifth Amendment"), that Sixth Amendment to the Original Agreement as of April 27, 2026 ("Sixth Amendment" and together with the Original Agreement, First Amendment, Second Amendment, Third Amendment, the Fourth Amendment, and the Fifth Amendment, the "Agreement"); and

WHEREAS, Barclays and Frontier have agreed to further amend the Agreement as described herein.

NOW THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Amendment to Section 1 (Definitions). Section 1 of the Agreement is hereby amended by adding the following defined terms in alphabetical order:

“Account Team” has the meaning ascribed to it in Section 6(e) of the Agreement.

“Annual Marketing Fund” has the meaning ascribed to it in Section 8 of the Agreement.

“EBITDAR” means earnings before interest, taxes, depreciation, amortization and rent (excluding all non-cash and/or non-operating expenses) measured on a rolling [***] month basis.
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“EBITDAR Coverage Ratio Level” means EBITDAR as applied to the rolling [***] month sum of fixed recurring principal, interest, and rent (excluding any pre-delivery payment deposits and/or the related pre-
delivery payment deposit financings). The EBITDAR Coverage Ratio Level shall be inclusive of any adjustments (i.e., special items) used to arrive at non-GAAP results as reported in Frontier’s SEC filings.
“Seventh Amendment Signing Bonus” has the meaning ascribed to it in Section 5(a) of the Agreement.
“Technology Resource Fund” has the meaning ascribed to it in Section 6(d) of the Agreement.
2. Extension of Initial Term. The reference to “December 31, 2029” in Section 1(eee) of the Agreement is hereby amended to read “June 30, 2037”. The extension of the Initial Term pursuant to this section hereby supersedes and replaces the extension of the Initial Term pursuant to the Third Amendment.

3. Amendment to Section 3 (Marketing of the Affinity Program; Member Lists). Section 3(d) of the Agreement is hereby amended to add the following after the last sentence:

For the avoidance of doubt, upon termination of this Agreement, Barclays shall not use the Lists for any purposes other than as set forth in this Agreement and to extent necessary to comply with Applicable Law.

4.Amendment to Section 4 (Issuance and Servicing of Barclays Products).

a)The first paragraph of Section 4(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

Frontier has designated [***] as the Network for the Affinity Program. Barclays acknowledges that Frontier is required to comply with the Network Rules and agrees to cooperate with Frontier and provide commercially reasonable assistance and documentation as permitted by Applicable Law and Barclays’ policies which are necessary in order for Frontier to comply with the Network Rules. Frontier shall have [***], to designate a different Network for all Accounts following at least [***] days’ prior written notice to Barclays, provided however that no change will be allowed during last [***] of the Initial Term or during any Renewal Term. Frontier shall reimburse Barclays for all reasonable,
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documented out-of-pocket costs incurred in connection with reissuing Barclays Cards to Barclays Cardholders, including the cost of any plastics or other form factors reflecting the prior Network that must be destroyed following a change to the Network. If a proposed change in the Network materially adversely affects the Affinity Program economics as determined by Barclays in its commercially reasonable discretion, the Parties will engage in good faith discussions for [***] days to amend the Agreement to adjust the
Affinity Program economics to eliminate the material adverse effect. If the Parties cannot mutually agree on changes to eliminate such material adverse effects, Barclays shall have the right to terminate the Agreement pursuant to Section 16(b) (i.e., due to a material change in Network Rule) upon ninety [***] advance written notice. In addition to the foregoing one-time right, Frontier shall, upon termination by Frontier following a breach by the Network of the applicable agreement between the Network and Frontier, have the right to designate a different Network for all Accounts, so long as Barclays has an existing relationship with the designated Network. Frontier shall, as soon as reasonably practicable, apprise Barclays of any events, facts or developments which could lead to the trigger of this right. In such event, Frontier shall reimburse Barclays for [***] of all reasonable, documented out-of-pocket costs incurred in connection with reissuing Barclays Cards to Barclays Cardholders, including the cost of any plastics or other form factors reflecting the prior Network that must be destroyed following a change to the Network.

b)The first and second sentences of Section 4(b) of the Agreement are hereby deleted in their entirety and replaced with the following:
Barclays may solicit Frontier Members regarding the Affinity Program and issue Barclays Cards and other Barclays Products in accordance with Barclays’ standard policies, including, but not limited to, credit, fraud, and account opening, account issuing, and account management policies and credit practices, subject to Applicable Law. All decisions concerning the creditworthiness of any Frontier Member shall be made at the sole discretion of Barclays in accordance with the foregoing Barclays’ policies, [***].

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5.Amendment to Section 5 (Fees).

a)Section 5(a) of the Agreement is hereby amended to add the following:

(v) Seventh Amendment Signing Bonus. Barclays shall pay to Frontier a one-time payment in the sum of [***] by wire transfer within [***] of the Seventh Amendment Effective Date (“Seventh Amendment Signing Bonus”).
In the event the Agreement is terminated by Barclays after [***] and prior to [***] pursuant to Section 16(b) due to Frontier’s material default or 16(d), and the Portfolio value is: (i) less than [***] on the effective date of termination, Frontier shall repay [***] the Seventh Amendment Signing Bonus equal to: [***]; (ii) more than [***] on the effective date of termination, Frontier shall repay [***] the Seventh Amendment Signing Bonus equal to: [***]; or (iii) more than [***] on the effective date of termination, Frontier shall [***] the Seventh Amendment Signing Bonus.
In the event the Agreement is terminated by Barclays after [***] and prior to [***] pursuant to Section 16(b) for a material change in Applicable Law or Network Rule that makes the continued performance of this Agreement under the then current terms and conditions unduly burdensome, [***], Frontier shall [***] the Seventh Amendment Signing Bonus.
In the event Frontier exercises its option to cause Barclays to sell its interest in this Agreement together with the Portfolio after [***] and prior to [***] pursuant to Section 16(c)(i) of the Agreement, Frontier shall repay [***] the Seventh Amendment Signing Bonus equal to: [***].
In the event the Agreement is terminated by Barclays after [***] and prior to [***] pursuant to Section 16(c)(ii), and the Portfolio value is (i) less than [***] on the effective date of termination, Frontier shall repay [***] the Seventh Amendment Signing Bonus equal to: [***]; (ii) more than [***] on the effective date of termination, Frontier shall repay [***] the Seventh Amendment Signing Bonus equal to: [***]; or (iii) more than [***] on the effective date of termination, Frontier shall [***] of the Seventh Amendment Signing Bonus.
Frontier shall repay any amounts required under this Section 5(a)(v) within
[***] of the effective date of termination.
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b)Section 5(a)(ii) (Renewal Premium) of the Agreement is hereby deleted in its entirety and replaced with the following:

Renewal Premiums: Through and including the last day of the month in which the Seventh Amendment Effective Date occurs, for each Account that is open to new charges and is not: (1) in default, (2) more than [***] past due under the Cardholder Agreement, or (3) flagged as lost, stolen, or fraudulent according to Barclays’ records, [***] for each active no annual fee Account and [***] for each annual fee Account, provided however, that any annual fee Account issued with or converted to an annual fee of (i) [***], [***] instead of [***], or (ii) [***], [***] instead of [***]. For the avoidance of doubt, the Renewal Premium for Entry Consumer Accounts, which are issued with an annual fee of [***], shall be [***]. To the extent Frontier does not continue to provide the Instant Elite Gold Status benefit to Barclays Cardholders with annual fee Accounts as more fully described in the Joint Marketing Plan or provide an equivalent airline benefit as agreed by the Joint Marketing Committee, the Renewal Premium for Accounts issued with or converted to an annual fee of [***] shall be
[***]. For purposes of this Agreement an active no fee Account means an Account [***] months prior to the Account anniversary.

Beginning on the first day of the month following the Seventh Amendment Effective Date through the remainder of the Term, the Renewal Premium for (i) Entry Consumer Accounts issued with an annual fee of [***], [***] instead of [***], (ii) any annual fee Account issued with or converted to an annual fee of [***], [***] instead of [***], and (iii) any annual fee Account issued with or converted to an annual fee of [***], [***]. The Renewal Premiums for all other Accounts shall remain as set forth in the preceding paragraph. To the extent Frontier does not continue to provide the Instant Elite Gold Status benefit to Barclays Cardholders with annual fee Accounts as more fully described in the Joint Marketing Plan or provide an equivalent airline benefit as agreed by the Joint Marketing Committee, the Renewal Premium for Accounts issued with or converted to an annual fee of [***] shall be [***] and [***] shall be [***].

c)Section 5(a)(iii) (Marketing Premiums) of the Agreement is hereby deleted in its entirety and replaced with the following:
Marketing Premiums: Beginning on [***], through and including [***] occurs, for each Prime Account generated as a result of the Added
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Earnings Program, a Marketing Premium of [***] on first use; for each Near Prime Account generated as a result of the Added Earnings Program, a Marketing Premium of [***] on first use; and for each Entry Consumer Account generated as a result of the Added Earnings Program, a Marketing Premium of [***] on first use.

Beginning on [***] through [***], for each Prime Account generated as a result of the Added Earnings Program, a Marketing Premium of [***] on first use; for each Near Prime Account generated as a result of the Added Earnings Program, a Marketing Premium of [***] on first use; and for each Entry Consumer Account generated as a result of the Added Earnings Program, a Marketing Premium of [***] on first use.

d)Section 5(b)(i)(D) (Purchase Mile Fees) of the Agreement is hereby deleted in its entirety and replaced with the following:
(D) Beginning on [***] through and including [***] occurs: [***] for each Purchase Mile, provided that Frontier shall implement and communicate to Frontier Members a program to waive the first and second checked baggage fees for Barclays Cardholders with annual fee Accounts on eligible flights and bags or provide an equivalent airline benefit as agreed by the Joint Marketing Committee on the basis of appropriate market research to determine the efficacy of such benefits. Such benefits may change from time to time as agreed by the Joint Marketing Committee to address the then-current Barclays Products. With respect to no annual fee Accounts, Entry Consumer Accounts, and/or to the extent Frontier does not implement the waiver of the first and second checked baggage fees (or provide an equivalent airline benefit as agreed by the Joint Marketing Committee) or subsequently discontinues such waiver, the total cost for each Purchase Mile shall be [***].

e)Section 5(b)(i) (Purchase Mile Fees) of the Agreement is hereby amended to add the following:

(E) Beginning on [***] through [***] for each Purchase Mile, provided, however, such Purchase Mile fees shall be increased to (i) [***] for each Purchase Mile on the first day of the month following the month in which the Program exceeds [***] in Net Purchases on a rolling [***] basis; (ii) [***] for each Purchase Mile on the first day of the month following the month in which the Program exceeds [***] in Net Purchases on a rolling [***] basis; or (iii) [***] for each Purchase Mile on the first day of the month following the month in which the Program exceeds [***] in Net
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Purchases on a rolling [***] basis. With respect to no annual fee Accounts, Entry Consumer Accounts, and/or to the extent Frontier does not implement the waiver of the first and second checked baggage fees (or provide an equivalent airline benefit as agreed by the Joint Marketing Committee) or subsequently discontinues such waiver as more fully described in Section 5(b)(i)(D), the total cost for each Purchase Mile shall be [***].

f)Section 5(b)(ii)(B) (Bonus Mile Fees) of the Agreement is hereby deleted in its entirety and replaced with the following:

(B) Beginning on [***], through and including [***] occurs: [***] for each Bonus Mile.
g)Section 5(b)(ii) (Bonus Mile Fees) of the Agreement is hereby amended to add the following:

(C) Beginning on [***] through [***] per each Bonus Mile.

6.Amendment to Section 5(f)(ii) (Pre-Purchased Mileage Facility).

a)The seventh sentence of Section 5(f)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

On the Loan Repayment Date Barclays will increase the amount of the Facility based on [***] forecasted Revenue Share up to a cap of [***], with such cap to be increased to [***] beginning on [***].

b)The eighth sentence of Section 5(f)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:
At such time as the forecasted Revenue Share reaches [***] through [***] any increase in the Target Size at an Annual Reset Date or Semi-Annual Reset Date for amounts over [***] will be calculated based on [***] of the projected Revenue Share.
Beginning on [***] through and including [***], any increase in the Target Size at an Annual Reset Date or Semi-Annual Reset Date shall be calculated based on projected Revenue Share and EBITDAR Coverage Ratio Level with the advance rates as follows:
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Beginning on [***] though and including [***], any increase in the Target Size at an Annual Reset Date or Semi-Annual Reset Date shall be calculated based on projected Revenue Share and EBITDAR Coverage Ratio Level with the advance rates as follows:

[***]

c)The ninth sentence of Section 5(f)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

The amount of the Facility will be reset for the then current calendar year on January 15 of each calendar year during the Initial Term through and including January 15, [***] (each, an “Annual Reset Date”).
d)Section 5(f)(ii)(1) of the Agreement is hereby deleted in its entirety and replaced with the following:
A forecast of Revenue Share for each calendar year during the Initial Term, for the purposes of determining the Target Size for such year, will be developed jointly by Barclays and Frontier on or before each January 15 through January 15, [***]. In the event Barclays and Frontier do not agree on any such forecast (such agreement not to be unreasonably withheld or delayed by either party), an annualized amount based upon the actual Revenue Share for the months of [***] of the immediately preceding calendar year will be used for calculating the Target Size for the new calendar year. If the Target Size is larger than the then current size of the Facility on any January 15 through January 15, [***], Barclays will increase the Target Size of the Facility to the amount of the forecasted Revenue Share for such year by [***] of such year by means of the purchase of additional Pre-Purchased Miles.

If the Target Size is less than the then current size of the Facility on any January 15 through January 15, [***], the Facility will be reduced to the new Target Size following the annual review process by amortizing the amount of the reduction equally over the[***] period from [***] of such year by deducting such reduction amounts from monthly Revenue Share amounts otherwise due to Frontier under this Agreement.

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If the Target Size is less than the then current size of the Facility on any January 15 beginning on January 15, [***] through January 15, [***] and:

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e)Section 5(f)(ii)(2) of the Agreement shall be deleted in its entirety and replaced with the following:

If on [***] of any year ([***]) through [***], the annualized Revenue Share for the year, calculated based upon the updated forecasted Revenue Share is projected to be [***] below the Target Size set for such year, Barclays shall recover the amount in excess of the [***], and the Target Size will be reduced in [***] of Revenue Share amounts otherwise due to Frontier under this Agreement. If on [***] of any year through [***], the forecasted Revenue Share for the year is projected to be [***] above the Target Size for such year, Barclays shall increase the Target Size by the amount of Revenue Share in excess of the [***]. The increase in the amount of the Facility will be accomplished by means of the purchase of additional Pre-Purchased Miles by Barclays on or before [***] of the applicable year.

If the Target Size is predicted to be [***] above the then-current Facility Size on any Semi-Annual Reset Date from July 15, 2029, through July 15, 2036, Barclays shall increase the Target Size of the Facility in excess of the ten percent (10%) overage. The increase in the amount of the Facility will be accomplished by means of the purchase of additional Pre-Purchased Miles by Barclays on or before July 31 of the applicable year.

If on any Semi-Annual Reset Date beginning on [***] through [***], the Target Size is predicted to be [***] or more below the Facility Size and:

[***]

f)The first two (2) sentences of Section 5(f)(ii)(3) of the Agreement shall be deleted in their entirety and replaced with the following:

Notwithstanding the foregoing provisions of this section 5(f), the maximum Target Size of the Facility will be (i) [***] through the Loan Repayment Date; (ii) [***] from the day following the Loan Repayment Date through the day immediately prior to the Seventh Amendment Effective Date; and (iii) thereafter [***]. If actual Revenue Share payable
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to Frontier pursuant to this Agreement has exceeded [***] on any rolling consecutive twelve-month period during the Initial Term and the [***] have been continually satisfied during such period, Barclays will employ commercially reasonable efforts to resize the Facility based on the overall attributes of the Frontier business at the time.
7.Amendment to Section 5(f)(iv) (Subsequent Monthly Purchases).

a)The first sentence of Section 5(f)(iv)(1) is hereby deleted in its entirety and replaced with the following:

For each calendar month through June 30, [***], provided that in each such month the Conditions Precedent are satisfied, Barclays shall purchase additional Pre-Purchased Miles in an amount equal to the difference between the then effective Target Size and the then Unused Pre-Purchased Miles held by Barclays (each, a “Subsequent Purchase”).

b)The first sentence of Section 5(f)(iv)(3) is hereby deleted in its entirety and replaced with the following:
Prior to June 30, [***] (“Repurchase Commencement Date”), in each month in which a Conditions Precedent is not satisfied, the Facility will be reduced by [***] of the Facility as measured in the first month in which the Conditions Precedent were not satisfied (“Reduction”).

8.Amendment to Section 5(f)(v) (Conditions Precedent).

a)The last paragraph of Section 5(f)(v)(3) of the Agreement is hereby deleted in its entirety and replaced with the following:

If Unrestricted Cash falls below the agreed upon level, then the EBITDAR is greater than [***]; provided that for the period of January through April, the EBITDAR Coverage Ratio Level is greater than [***].

b)Section 5(f)(v)(7) of the Agreement is hereby deleted in its entirety.

c)Section 5(f)(v)(8) of the Agreement is hereby deleted in its entirety.

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9.Amendment to Section 6 (Resource Fund).
a)The first sentence of Section 6(a) of the Agreement (Resource Fund) is hereby deleted in its entirety and replaced with the following:
Through and including December 31, 2026, Barclays will pay Frontier annually, [***] toward dedicated resources to support the Affinity Program (“Resource Fund”). Beginning on January 1, 2027 through the remainder of the Term, the Resource Fund shall be increased to [***] annually.

b)Section 6 of the Agreement is hereby amended to add the following:

(d)Technology Resources.

(i)Beginning on January 1, 2027, Barclays shall establish a technology resource fund (“Technology Resource Fund”) which shall be funded annually in the amount of [***] and used to finance enhancements to the Frontier Miles program, product, channel, or technology investments, or other Affinity Program investments, as determined by Frontier in consultation with the Joint Marketing Committee. The parties agree that it is their mutual intention that the Technology Resource Fund shall be utilized for investments and enhancements reasonably related to the Barclays Cards and Barclays Cardholders as contemplated by this Agreement. Frontier shall provide Barclays with a report and an invoice every calendar quarter summarizing Frontier’s expenditures to be satisfied via the Technology Resource Fund, and Barclays shall remit payment to Frontier within [***] of the end of the calendar quarter. If there are any amounts in the Technology Resource Fund as of December 31 of each year or the last day of the Term, as applicable, [***] of such amounts shall be retained by Barclays.

(ii)In addition to the Technology Resource Fund, beginning on January 1, 2027, Barclays shall invest [***] annually with respect to technology in support of the Affinity Program.

(e)Barclays’ Program Personnel. Barclays shall designate and define a team for the Affinity Program (“Account Team”). The Account Team shall include the Barclays Affinity Program manager plus [***] Barclays’ employees (i.e., a total of [***] Barclays’ employees) located at Barclays’ headquarters who are primarily dedicated to marketing, data analytics and management of the Affinity Program and have [***]
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with respect to co-branded credit card programs other than this Affinity Program. The Account Team shall have primary responsibility for the Affinity Program within Barclays, and Barclays shall provide prior notice to Frontier of the hiring, removal, and/or replacement of the Barclays Affinity Program manager, unless the Barclays Affinity Program manager is being removed for cause, in which case Barclays will promptly provide notice following such removal.
10.Amendment to Section 7 (Marketing Plans).

a)Section 7(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a) Every [***], the parties shall meet to develop a Marketing Plan for the ensuing [***]. The parties shall make themselves available for discussions and consultations regarding the Marketing Plans, and shall use all reasonable resources, including the assignment of adequate personnel, as may be necessary to develop each Marketing Plan. In addition, the parties, upon either party’s reasonable request, shall participate in additional meetings to revise the then-current Marketing Plan based on ongoing campaign results or changes to the marketing environment. Each Marketing Plan will establish the efforts to be completed by each party in order to promote the Affinity Program and set forth whether new Accounts originated pursuant to the Marketing Plan will be considered a new Account resulting in the payment of the New Account Premium or the Marketing Premium, or allocated between the two according to some formula. The Marketing Plans shall be developed based on parameters mutually agreed upon by the parties in conjunction with the Joint Marketing Committee, including, but not limited to the parties’ reasonable and objective evaluations as to the most effective and efficient means to advertise and promote the Affinity Program in light of the performance of earlier marketing efforts, the cost effectiveness of the particular marketing channels and other factors effecting response rates, including but not limited to general economic trends and trends regarding Frontier Miles participation.

b)Section 7(c)(ii) of the Agreement is hereby amended to add the following after the last sentence:

Further, Barclays shall have the right to offer co-branded loans and co- branded deposit products, including tiered high-yield savings and certificate of deposit accounts, to Frontier Members using the Lists. Any
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such cross- selling efforts will be undertaken by Barclays as mutually agreed to by the parties.
11.Amendment to Section 8 (Account Joint Marketing Fund). Section 8 of the Agreement is hereby amended to add the following new paragraph:
In addition to the Joint Marketing Fund, beginning on January 1, 2027, Barclays shall fund an annual marketing fund (“Annual Marketing Fund”) in the amount of [***] of the previous calendar year’s Net Purchases, with reconciliation within [***] of the end of such calendar year. The Annual Marketing Fund shall fund the Marketing Plan for the Affinity Program as detailed therein, including for general marketing purposes, costs and expenses of marketing in all channels (including, but not limited to, Barclays and Frontier channels), Affinity Program marketing and advertising collateral and Barclays Cardholder engagement activities. Any amounts in the Annual Marketing Fund that are unused in a calendar year shall be carried forward for use in the subsequent calendar year. At the expiration of the Term, if any amounts in the Annual Marketing Fund remain unused, [***] shall be distributed to Frontier, and the other [***] shall be distributed to Barclays.

12.Amendment to Schedule C (Products).

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13.Amendment to Schedule F.

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14.Amendment to Schedule G to the Agreement.

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15.All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meanings set forth in the Agreement. For the avoidance of doubt, the Loyalty Partner Consent to Assignment , dated September 26, 2024, as amended from time to time, by and between Barclays and Frontier (together with certain other Affiliates of Frontier and as acknowledged and agreed by Citibank, N.A.), remains in full force and effect.

16.This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

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17.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Intending to be legally bound, the parties have executed this Seventh Amendment effective as of the date set forth above.

BARCLAYS BANK DELAWARE /s/ Tim Mills (Signature) Managing Director (Title) 06/24/2026 (Date)	FRONTIER AIRLINES, INC. /s/ Howard Diamond (Signature) EVP, Legal (Title) 06/24/2026 (Date)
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